Exhibit 99.1

EG Acquisition Corp. Announces Update on

Business Combination and Annual Meeting

New York, NY, December 21, 2023 — EG Acquisition Corp. (the “Company” or “EG”) (NYSE: EGGF), a Special Purpose Acquisition Company (SPAC) sponsored by EnTrust Global and GMF Capital, today announced that, in connection with its previously announced proposed business combination (the “Business Combination”) with LGM Enterprises, LLC (dba flyExclusive) (“flyExclusive” or “LGM”), a leading provider of premium private jet charter experiences, it continues to have ongoing dialogue with the New York Stock Exchange (the “NYSE”) regarding the fulfillment of all applicable listing requirements of the NYSE American LLC (the “NYSE American”). Subject to the satisfaction or waiver, as applicable, of all closing conditions in connection with the Business Combination (including the fulfillment of all applicable NYSE American listing requirements) and the authorization from NYSE to list the shares of flyExclusive (the post-combination company) on the NYSE American, and subject to and upon the consummation of the Business Combination, on or about December 27, 2023, the Company intends to transfer the listing of its Class A common stock and public warrants from the NYSE to the NYSE American. The Company’s Class A common stock and public warrants will continue to trade on the NYSE under the symbols “EGGF” and “EGGFW,” respectively, until and subject to the consummation of the Business Combination. Following and subject to the consummation of the Business Combination, flyExclusive’s Class A common stock and public warrants would trade on the NYSE American under the symbols “FLYX” and “FLYXW,” respectively.

In light of the foregoing, the Company also announced today that its previously announced annual meeting (the “Annual Meeting”), for the purpose of considering and voting on, among other proposals, a proposal to extend the date (the “Extension Amendment Proposal”) by which it must consummate an initial business combination, will be postponed from 1:00 p.m. Eastern Time on December 27, 2023 to 5:00 p.m. Eastern Time on December 27, 2023 (the “Postponement”).

The record date for determining the Company stockholders entitled to receive notice of and to vote at the Annual Meeting remains the close of business on December 4, 2023 (the “Record Date”). Stockholders as of the Record Date can vote, even if they have subsequently sold their shares. Stockholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Stockholders who have not yet done so are encouraged to vote as soon as possible.

As a result of the Postponement, the previously disclosed deadline of 5:00 p.m. Eastern Time December 22, 2023 for delivery of redemption requests from the Company’s stockholders to the Company’s transfer agent has been extended to 5:00 p.m. Eastern Time on December 27, 2023. Stockholders who wish to withdraw their previously submitted redemption requests may ask to do so up to the postponed Annual Meeting by requesting that the Company’s transfer agent return such shares by 5:00 p.m. Eastern Time on December 27, 2023. Stockholders who do not wish to withdraw their previously submitted redemption requests (either in connection with the Special Meeting or the upcoming Annual Meeting) need not take any further action. If any stockholder previously tendered its EG shares for redemption prior to and in connection with the Special Meeting held on December 18, 2023, such stockholder’s shares will automatically be deemed to have been tendered for redemption in connection with the Annual Meeting, and no further action will be required for you to redeem your shares in connection with the Annual Meeting. Stockholders who elect to redeem their shares solely in connection with the Annual Meeting (and did not previously elect to redeem their shares in connection with the Special Meeting held on December 18, 2023) will only be entitled to be redeemed in the event the charter amendment for the extension is approved at the Annual Meeting. Stockholders who previously tendered their EG shares for redemption prior to and in connection with the Special Meeting held on December 18, 2023 will be entitled to be redeemed upon and assuming either the Business Combination is consummated or the charter amendment for the extension is approved at the Annual Meeting. If any such stockholders have questions or need assistance in connection with the Annual Meeting, please contact the Company’s proxy solicitor, Morrow Sodali LLC, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing EGGF.info@investor.morrowsodali.com.

Additional Information

The Company filed a definitive proxy statement with the SEC on December 7, 2023, as supplemented on December 15 and December 19, in connection with the solicitation of proxies for the Annual Meeting (the “Definitive Proxy Statement”). This communication does not contain all the information that should be considered concerning the Annual Meeting. The Company’s stockholders and other interested persons are advised to read the Definitive Proxy Statement and any amendments or supplements thereto, in connection with the Company’s solicitation of proxies for the Annual Meeting to be held to approve the Extension Amendment Proposal, the Trust Amendment Proposal, and the Director Election Proposal, as these materials will contain important information. The Definitive Proxy Statement was mailed to the stockholders of the Company as of a record date to be established for voting at the Annual Meeting. Such stockholders may also be able to obtain copies of the Definitive Proxy Statement, without charge, at the SEC’s website at http://www.sec.gov.

Participants in the Solicitation

The Company, EG Sponsor LLC and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Annual Meeting. Investors and security holders may obtain more detailed information regarding the names and interests in the Annual Meeting of the Company’s directors and officers in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on April 13, 2023, and the Definitive Proxy Statement. Stockholders can obtain copies of the Company’s filings with the SEC, without charge, at the SEC’s website at www.sec.gov.

Forward-Looking Statements

This Press Release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between flyExclusive and EG. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,”

“will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of EG’s securities, (ii) the risk that the transaction may not be completed by EG’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by EG, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval by the shareholders of EG, the approval of the shares for listing on the NYSE American and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third-party valuation in determining whether or not to pursue the transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Equity Purchase Agreement, by and among EG, LGM and the other parties thereto (the “Equity Purchase Agreement”), (vi) the effect of the announcement or pendency of the transaction on flyExclusive’s business relationships, operating results and business generally, (vii) risks that the proposed transaction disrupts current plans and operations of flyExclusive and potential difficulties in flyExclusive employee retention as a result of the transaction, (viii) the outcome of any legal proceedings that may be instituted against flyExclusive or against EG related to the Equity Purchase Agreement or the transaction, (ix) the ability to maintain the listing of EG’s securities on a national securities exchange, (x) the price of EG’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which EG plans to operate or flyExclusive operates, variations in operating performance across competitors, changes in laws and regulations affecting EG’s or flyExclusive’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, and (xii) the risk of downturns and a changing regulatory landscape in the highly competitive aviation industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of EG’s registration on Form S-1, the Definitive Proxy Statement that was filed as discussed above and other documents filed by EG from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and flyExclusive and EG assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. flyExclusive nor EG gives any assurance that either flyExclusive or EG or the combined company will achieve its expectations.